UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference®

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December 31, 2006

Annual Report

Calvert Municipal Fund, Inc.
     National Municipal
     Intermediate Fund

Calvert

Investments that make a difference

A UNIFI Company

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Statement of Net Assets
11

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
22

Explanation of Financial Tables
24

Proxy Voting and Availability of Quarterly Portfolio Holdings
26

Basis for Board's Approval of Investment Advisory Contract
27

Director and Officer Information Table
30

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Dear Shareholder:

Over the twelve-month period ended December 31, 2006, the U.S. economy and financial markets persevered to deliver overall strong results--despite volatile energy prices, the ongoing Iraq war, large trade deficits, and a change in Federal Reserve (Fed) policy and leadership.

While the fixed-income markets ultimately made gains, bond investors were challenged for much of the year by the uncertainty surrounding interest rates and an inverted yield curve (where interest rates for shorter-term bonds are higher than those for longer-term securities). After 17 consecutive rate increases, the Fed has left short-term rates unchanged since August. In our view, the Fed may be in a long-term holding pattern, awaiting clear signals of either a heating or cooling economy before they move short-term rates again.

An Inverted Yield Curve

At year end, and at various points during 2006, the yield curve for the bond market was inverted, with 3-month Treasury bills offering higher yields than longer-term, 20-year Treasury bonds. Typically, of course, longer-term securities offer higher rates to compensate investors for taking on greater risk. Inverted yield curves are a rarity--we've only had nine over the past 50 years--but they are significant because historically they have often preceded an economic slowdown or even a recession. However, as we look at strong employment, healthy corporate profits, and other economic indicators, we do not feel a recession is likely.

Our 30-Year Milestone in Fixed-Income Management

On the corporate side, 2006 was a significant year for Calvert, marking our 30th anniversary. As you may know, Calvert's initial investment offering was the First Variable Rate Fund, the first money-market fund in the country designed to deliver competitive, variable interest rates. On the fixed-income side of our business, assets reached a record $7 billion in 2006--a tribute to our strong management team and results.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

In 2006, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. Calvert has long believed in the power that investing can have on economic well-being; this award explicitly acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting work in microfinance and community investment.

A Long-Term, Disciplined Outlook

With so many diverse factors affecting the economy and bond market, the expertise of a professional bond fund manager can be very beneficial. Calvert's experience in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2007

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund Information Primary Investments intermediate tax-exempt bonds NASDAQ Symbol CINMX CUSIP Number 131616-20-3

Calvert National Municipal Intermediate Fund

Performance

Calvert National Municipal Intermediate Fund Class A shares (at NAV) returned 3.07% for the one-year reporting period ended December 31, 2006. The benchmark Lehman Municipal 7-Year Bond Index*** returned 3.98% and the Lipper Intermediate Municipal Debt Funds Average returned 3.51% for the same period. A defensive duration strategy and credit-quality issues with one holding contributed to the Portfolio's underperformance.

Investment Climate

During the 12-month reporting period the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%.

The U.S. economy grew at a 3.4% pace during the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace although it still remained outside the Fed's comfort zone.

In May, rising headline and core inflation led the Fed to suggest that more rate increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continues at year-end.

Portfolio Strategy

Through the reporting period

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the first half of 2006, municipal interest rates rose across the yield curve for all maturities, as economic growth proved more resilient than expected and the rate of inflation began to accelerate. However, by the end of the year the rate of inflation had begun to slow, along with the pace of economic growth, triggering a bond market rally (or decline in interest rates).

Even after the second half rally, AAA municipal short-term interest rates on maturities of five years or less still ended the year higher. But rates for maturities beyond five years actually dropped by the end of the year--in large part due to the insatiable demand for yield. Investors worldwide have been chasing securities with even slightly higher yields--pushing values up and interest rates down, especially among longer-term and lower-rated securities.

This slight decline in longer-term municipal interest rates hurt the Fund, because it had shorter duration relative to the benchmark. Another performance detractor was a holding that defaulted, causing the value of those bonds to decline. But we believe prospects are good for the bonds to eventually recover their value.

Positive contributors to performance were the Fund's allocations to Treasury futures (which are agreements to buy and sell Treasury securities in the future--often used to help adjust a portfolio's duration) and general obligation bonds (municipal bonds secured by the pledge of the issuer's full faith, credit and taxing power).

Going forward

Demand for municipal bonds is strong and municipal bond issuance remains high. However, we feel it's a little early for the market to be incorporating its expectations that the Fed will begin reducing short-term interest rates, with core inflation remaining at an uncomfortably high level and economic growth so resilient. So we are currently positioned defensively from both an interest rate and credit standpoint, and plan to continue concentrating new purchases on higher quality securities until we feel lower quality issues offer enough yield incentive. This defensive stance requires us to remain patient while global demand for higher income and foreign investment in US bonds continues, driving bond prices up and yields down across all debt markets. But we believe our patience will pay off once yield spreads (the difference in interest rates between short- and long-term bonds and higher- and lower-quality issues) begin to widen again.

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Finally, the differences in interest rates for higher-quality and lower-quality municipal bonds are very narrow right now, which means that investors aren't being compensated much for taking on the additional risk of securities with lower credit-quality ratings. We believe this may be about to change, however, and are keeping an eye on this trend.

Looking ahead, we believe the Fund is well positioned for the coming year.

January 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1.     The three-month Treasury bill yield rose 0.94%, to 5.02%.

2.     Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.06)

	National	Lipper	Lehman
	Municipal	Intermediate	Muni.
	Intermediate	Muni. Debt	7-Year Bond
	Fund	Funds Avg.	Index **
1 year	3.07%	3.51%	3.98%
5 year*	4.15%	4.07%	4.89%
10 year*	4.45%	4.55%	5.22%

Total return at NAV does not reflect the deduction of the Fund's 2.75% front-end sales charge.

*     Average annual return

**    Source: Lipper Analytical Services, Inc.

***  Unlike a fund, the index does not incur expenses and is not available for investment.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Portfolio
Statistics
weighted
average maturity
12.31.06	8 years
12.31.05	8 years

effective duration
12.31.06	4.81 years
12.31.05	4.14 years

monthly
dividend yield
12.31.06	3.15%
12.31.05	3.26%

SEC yield
12.31.06	3.16%
12.31.05	3.20%

Economic Sectors	(% of Total Investments)

Airport	2.3%
Development	5.5%
Education	15.0%
Facilities	7.3%
General Obligation	7.8%
General Revenue	21.4%
Housing	5.6%
Medical	15.3%
Pollution Control	7.5%
Transportation	5.0%
Utilities	7.3%

Total	100%

average annual
total return
as of 12.31.06
1 year	0.35%
5 year	3.57%
10 year	4.16%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,031.80	$4.35
Hypothetical	$1,000.00	$1,020.92	$4.33
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of National Municipal Intermediate Fund:

We have audited the accompanying statements of net assets of the National Municipal Intermediate Fund, the sole series of Calvert Municipal Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Intermediate Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Statement of Net Assets
December 31, 2006

	Principal
Municipal Obligations - 101.6%	Amount	Value
Alabama - 5.4%
Alabama State MFH Revenue VRDN, 5.125%, 9/1/30 (r)	$1,615,000	$1,615,000
Montgomery Alabama BMC Special Care Facilities Financing Authority
Revenue Bonds, STEP, 0.00%, 11/15/10	2,000,000	1,998,060

Arkansas - 3.7%
Fort Smith Arkansas Water and Sewer Authority Revenue
Bonds, 5.00%, 10/1/21	1,465,000	1,545,736
Greene County Arkansas Sales and Use Tax Revenue Bonds,
4.75%, 6/1/11	890,000	929,694

Colorado - 3.3%
Lakewood City Colorado Plaza Metropolitan District Public Number
1 Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,190,480

Florida - 6.1%
Dade County Florida Education Facilities Authority Revenue
Bonds, 6.00%, 4/1/08	1,000,000	1,028,520
Florida State Municipal Loan Council Revenue Bonds, 5.00%, 11/1/10	1,900,000	1,987,761
Miami-Dade County Florida School Board Revenue COPs,
5.00%, 11/1/22	1,000,000	1,069,700

Georgia - 3.2%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,109,100

Illinois - 4.0%
Chicago Illinois Development Tax Allocation Bonds, 6.25%,
11/15/13	1,500,000	1,649,745
Illinois State GO Bonds, 5.125%, 2/1/27	1,000,000	1,050,830

Indiana - 3.2%
Indiana State Public Schools Multi-School Building Corp. Revenue
Bonds, 5.25%, 1/15/16	2,000,000	2,159,980

Kentucky - 1.6%
Kentucky Housing Corp. MFH Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	1,035,570

Louisiana - 2.4%
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	500,000	554,180
New Orleans Louisiana Audubon Commission GO Bonds,
5.00%, 10/1/13	1,000,000	1,065,630

Maryland - 0.4%
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	294,000	294,044

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 3.8%
Massachusetts State Development Finance Agency Revenue Bonds,
5.25%, 10/1/21	$1,785,000	$2,021,066
Massachusetts State Housing Finance Agency Revenue Bonds,
5.40%, 12/1/23	480,000	491,568

Michigan - 4.3%
L'Anse Creuse Michigan Public Schools GO Bonds, 5.00%, 5/1/21	1,355,000	1,449,213
Rockford Michigan Public School District GO Bonds, 5.00%, 5/1/19	1,345,000	1,416,944

Mississippi - 1.6%
Mississippi State Development Bank SO Revenue Bonds, 5.00%, 1/1/18	1,000,000	1,070,760

Missouri - 0.7%
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	489,933

New Jersey - 6.7%
Essex County New Jersey Improvement Authority Revenue Bonds:
5.25%, 12/15/19	1,000,000	1,133,040
5.25%, 12/15/21	1,000,000	1,139,690
New Jersey State Transportation Trust Fund Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	830,697
6.50%, 6/15/11 (Series B, Refunded Balance)	1,255,000	1,395,598

New York - 3.3%
New York State Dormitory Authority Revenue Bonds, 5.50%, 5/15/13	1,000,000	1,093,690
New York State Local Government Assistance Corp. Revenue
Bonds, 6.00%, 4/1/14	1,000,000	1,122,790

Ohio - 4.1%
Hancock County Ohio GO Bonds, 5.00%, 12/1/19	1,925,000	2,077,345
Ohio State Housing Finance Agency Revenue Bonds, 4.90%, 6/20/48	640,000	643,507

Oklahoma - 7.7%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,260,059
Oklahoma State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	2,882,130

Pennsylvania - 6.9%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds,
6.00%, 12/1/13	900,000	970,020
South Wayne County Pennsylvania Water and Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	721,047
5.95%, 10/15/11	730,000	797,489
5.95%, 10/15/12	285,000	315,489
York County Pennsylvania Solid Waste and Refuse Authority Revenue
Bonds, 5.50%, 12/1/12	1,655,000	1,809,312

Puerto Rico - 1.7%
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,148,730

	Principal
Municipal Obligations - Cont'd	Amount	Value
South Carolina - 3.9%
Charleston County South Carolina Resource Recovery Revenue
Bonds, 5.25%, 1/1/10	$2,415,000	$2,515,657
Dorchester County South Carolina IDA Revenue VRDN,
4.62%, 10/1/24 (r)	100,000	100,000

Tennessee - 3.6%
Knox County Tennessee Health Educational & Housing Facilities
Board Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,335,063
Memphis-Shelby County Tennessee Airport Authority Revenue
Bonds, 6.25%, 2/15/09	1,000,000	1,050,200

Texas - 13.0%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	2,913,088
Bexar County Texas State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,137,900
Garland Texas GO Bonds, 5.25%, 2/15/20	1,000,000	1,086,680
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,281,440
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/19	500,000	284,200

Utah - 2.5%
Weber Utah School District GO Bonds, 4.50%, 6/15/24	1,660,000	1,685,299

Virginia - 1.2%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17 (r)	750,000	812,370

Washington - 2.4%
King County Washington Sewer Revenue Bonds, 5.25%, 1/1/20	1,470,000	1,584,807

West Virginia - 0.9%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	576,682

TOTAL INVESTMENTS (Cost $66,715,994) - 101.6%		67,927,533
Other assets and liabilities, net - (1.6%)		(1,100,169)
Net Assets - 100%		$66,827,364

Net Assets Consist of:
Paid in capital applicable to 6,276,052 shares of common stock outstanding; $0.01 par value, 250,000,000 shares authorized		$65,516,089
Undistributed net investment income		126,583
Accumulated net realized gain (loss) on investments		(42,854)
Net unrealized appreciation (depreciation) on investments		1,227,546

Net Assets		$66,827,364

Net Asset Value Per Share		$10.65

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	5	3/07	$557,188	$16,007

*     Non-income producing security.

(g)    Security is currently in default for interest. Accrued interest as of December 31, 2006 totaled $68,325 and includes past due accrued since and due on April 1, 2006. Effective October 13, 2006, this security is no longer accruing interest.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation

GO: General Obligation

IDA: Industrial Development Authority

MFH: Multi-Family Housing

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

SO: Special Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Interest income	$3,004,405

Expenses:
Investment advisory fee	412,413
Transfer agency fees and expenses	68,868
Accounting fees	9,671
Directors' fees and expenses	4,268
Administrative fees	68,735
Custodian fees	16,539
Registration fees	22,000
Reports to shareholders	10,305
Professional fees	18,433
Miscellaneous	7,694
Total expenses	638,926
Fees paid indirectly	(8,477)
Fees waived	(39,401)
Net expenses	591,048

Net Investment Income	2,413,357

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	13,033
Futures	48,554
61,587

Change in unrealized appreciation (depreciation) on:
Investments	(472,449)
Futures	79,888
(392,561)

Net Realized and Unrealized
Gain (Loss)	(330,974)

Increase (Decrease) in Net Assets
Resulting from Operations	$2,082,383

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$2,413,357	$2,672,200
Net realized gain (loss)	61,587	158,086
Change in unrealized appreciation or (depreciation)	(392,561)	(1,441,317)

Increase (Decrease) in Net Assets
Resulting from Operations	2,082,383	1,388,969

Distributions to shareholders from:
Net investment income	(2,387,589)	(2,634,381)
Net realized gain	--	(599,636)
Total distributions	(2,387,589)	(3,234,017)

Capital share transactions:
Shares sold	5,515,994	10,163,770
Reinvestment of distributions	2,027,261	2,862,392
Redemption fees	--	533
Shares redeemed	(14,920,838)	(16,915,874)
Total capital share transactions	(7,377,583)	(3,889,179)

Total Increase (Decrease) in Net Assets	(7,682,789)	(5,734,227)

Net Assets
Beginning of year	74,510,153	80,244,380
End of year (including undistributed net investment income
of $126,583 and $100,815, respectively)	$66,827,364	$74,510,153

Capital Share Activity
Shares sold	517,605	935,334
Reinvestment of distributions	190,816	264,932
Shares redeemed	(1,398,912)	(1,564,461)
Total capital share activity	(690,491)	(364,195)

See notes financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The National Municipal Intermediate Fund (the "Fund"), the sole series of Calvert Municipal Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Class A shares are sold with a maximum front-end sales charge of 2.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Statement of Net Assets on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of the Fund: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $34,298 was payable at year end. In addition, $4,940 was payable at year end for operating expenses paid by the Advisor during December 2006.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement $5,716 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2006, CDI received $8,273 as its portion of commissions charged on sales of the Fund's Class A shares.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $5,967 for the year ended December 31, 2006. Under the terms of the agreement, $445 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $34,092,054 and $39,752,162, respectively.

The cost of investments owned at December 31, 2006 for federal income tax purposes was $66,696,811. Net unrealized appreciation aggregated $1,230,722, of which $1,688,016 related to appreciated securities and $457,294 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $7,758 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2014.

The Fund intends to elect to defer post-October losses of $19,089 to the calendar year ending December 31, 2007. Such losses, if unutilized, will expire in 2015.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Tax-exempt income	$2,310,023	$2,632,885
Ordinary income	77,566	1,530
Long-term capital gain	--	599,602
Total	$2,387,589	$3,234,017

As of December 31, 2006, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$107,399
Capital loss carryforward	(7,758)
Unrealized appreciation (depreciation)	1,230,722
Total	$1,330,363

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are due to the tax treatment of market discounts and futures contracts for federal tax purposes and the deferral of post-October capital losses.

The Fund may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2006, such purchases and sales transactions were $20,182,000 and $21,159,368, respectively. The sales transactions resulted in a net realized gain of $30,323 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$15,589	5.80%	$436,916	August 2006

Tax Information (Unaudited)

National designates $2,310,023 as exempt-interest dividends paid during the calendar year ended December 31, 2006.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$10.70	$10.95	$11.11
Income from investment operations
Net investment income	.38	.37	.37
Net realized and unrealized gain (loss)	(.06)	(.16)	(.16)
Total from investment operations	.32	.21	.21
Distributions from
Net investment income	(.37)	(.37)	(.37)
Net realized gains	--	(.09)	**
Total distributions	(.37)	(.46)	(.37)
Total increase (decrease) in net asset value	(.05)	(.25)	(.16)
Net asset value, ending	$10.65	$10.70	$10.95

Total return *	3.07%	1.87%	1.94%
Ratios to average net assets: A
Net investment income	3.51%	3.40%	3.37%
Total expenses	.93%	.95%	.94%
Expenses before offsets	.87%	.94%	.93%
Net expenses	.86%#	.93%	.93%
Portfolio turnover	51%	92%	40%
Net assets, ending (in thousands)	$66,827	$74,510	$80,244

	Years Ended
	December 31,	December 31,
Class A Shares	2003	2002
Net asset value, beginning	$11.10	$10.58
Income from investment operations
Net investment income	.38	.42
Net realized and unrealized gain (loss)	.08	.60
Total from investment operations	.46	1.02
Distributions from
Net investment income	(.38)	(.42)
Net realized gains	(.07)	(.08)
Total distributions	(.45)	(.50)
Total increase (decrease) in net asset value	.01	.52
Net asset value, ending	$11.11	$11.10

Total return *	4.21%	9.90%
Ratios to average net assets: A
Net investment income	3.43%	3.86%
Total expenses	.94%	.92%
Expenses before offsets	.93%	.91%
Net expenses	.92%	.90%
Portfolio turnover	52%	71%
Net assets, ending (in thousands)	$84,608	$85,364

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

**   Distribution was less than $.01 per share.

#     Net expenses would have been .92% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio's performance was above the median of its peer group for the one- and four-year annualized periods ended June 30, 2006, at or near the median of its peer group for the five- and ten-year annualized periods ended June 30, 2006 and below the median of its peer group for the two- and three-year annualized periods ended June 30, 2006. For the same one-, two-, three, four-, five- and ten-year annualized periods, the Portfolio had underperformed its Lipper index. The Board took into account management's discussion of the Portfolio's performance, including its recent performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) and total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Portfolio was being addressed; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee was reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 58	Trustee/ Director	1976 (CTFR-1980) (CMF-1992)	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 74	Trustee/ Director	1980 (CMF - 1992)	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Trustee/ Director & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/05
	$	%*	$	% *

(a) Audit Fees	$15,290	0%	$29,700	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$6,600	0%	$5,280	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$21,890	0%	$34,980	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/05
$	%*	$	% *

$8,500	0%	$10,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	_/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	March 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

_/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: March 2, 2007

_/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: March 2, 2007